Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 email: investorrelations@acegroup.com

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This financial supplement does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This financial supplement may be deemed to be solicitation material in respect of the proposed transaction between ACE and Chubb. In connection with the proposed transaction, ACE has filed a registration statement on Form S-4, and the final joint proxy statement/prospectus has been delivered to the shareholders of ACE and Chubb. This financial supplement is not a substitute for the registration statement, definitive joint proxy statement/prospectus or any other documents that ACE or Chubb may file with the SEC or send to shareholders in connection with the proposed transaction. SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Shareholders may obtain copies of the joint proxy statement/prospectus and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by ACE will be made available free of charge on ACE’s website at www.acegroup.com. Copies of documents filed with the SEC by Chubb will be made available free of charge on Chubb’s website at www.chubb.com.

Participants in Solicitation

ACE, Chubb and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ACE is set forth in the proxy statement for ACE’s 2015 Annual General Meeting, which was filed with the SEC on April 8, 2015, and ACE’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015. Information about the directors and executive officers of Chubb is set forth in the proxy statement for Chubb’s 2015 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2015, and Chubb’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. You may obtain free copies of these documents as described above.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results—Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Operating Income by Line of Business	4

III.	Global P&C Results
	- Global P&C Results—Consecutive Quarters	5

IV.	Segment Results
	- Insurance—North American—For Reference Only	6
	- Insurance—North American P&C	7
	- Insurance—North American Agriculture	8
	- Insurance—Overseas General	9
	- Global Reinsurance	10
	- Life	11

V.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13
	- Investment Portfolio	14 - 17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20
	- Book Value and Book Value per Common Share	21

VI.	Other Disclosures
	- Non-GAAP Financial Measures	22 - 24
	- Glossary	25

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $ % Change 3Q-15 vs.					Constant $
			% Change 3Q-15 vs.					% Change		% Change
	Three months ended September 30			Constant $		Nine months ended September 30		YTD-15 vs.	Constant $	YTD-15 vs.
	2015	2014	3Q-14	2014 (1)	3Q-14 (1)	2015	2014	YTD-14	2014 (1)	YTD-14 (1)
Gross premiums written	$6,346	$6,264	1.3%	$5,955	6.6%	$18,172	$17,644	3.0%	$16,828	8.0%
Net premiums written	$4,709	$4,729	-0.4%	$4,464	5.5%	$13,569	$13,473	0.7%	$12,786	6.1%
P&C net premiums written (2)	$4,217	$4,232	-0.4%	$3,992	5.6%	$12,086	$11,984	0.8%	$11,355	6.4%
Global P&C net premiums written (2)	$3,480	$3,468	0.3%	$3,230	7.8%	$10,882	$10,638	2.3%	$10,009	8.7%
Net premiums earned	$4,719	$4,754	-0.7%	$4,484	5.2%	$13,006	$13,056	-0.4%	$12,381	5.0%
Net investment income	$549	$566	-3.1%	$555	-1.1%	$1,662	$1,675	-0.8%	$1,646	1.0%
Operating income	$897	$891	0.8%	$855	5.0%	$2,430	$2,493	-2.5%	$2,408	0.9%
Net income	$528	$785	-32.7%			$2,151	$2,298	-6.4%
Comprehensive income (loss)	$(271)	$298	N/M			$768	$2,754	-72.1%
Operating cash flow	$808	$1,126				$2,699	$3,222
P&C combined ratio (2)
Loss and loss expense ratio	58.8%	58.5%				58.3%	58.1%
Underwriting and administrative expense ratio	27.1%	27.8%				28.9%	29.4%

Combined ratio	85.9%	86.3%				87.2%	87.5%
Operating return on equity (ROE)	12.9%	12.6%				11.7%	11.9%
ROE	7.2%	10.4%				9.8%	10.4%
Operating effective tax rate (3)	13.5%	16.9%				14.0%	14.2%
Effective tax rate	20.0%	18.3%				15.5%	14.9%
Diluted earnings per share
Operating income	$2.74	$2.64	3.8%			$7.38	$7.32	0.8%
Net income	$1.62	$2.32	-30.2%			$6.53	$6.75	-3.3%

									December 31 2014	% Change 3Q-15 vs. 4Q-14
Book value per common share						$89.88			$90.02	-0.2%
Book value per common share excluding foreign currency (4)						$92.61			$90.02	2.9%
Tangible book value per common share						$72.25			$72.61	-0.5%
Tangible book value per common share excluding foreign currency (4)						$73.93			$72.61	1.8%
Tangible book value per common share excluding acquisitions (5)						$73.72			$72.61	1.5%
Tangible book value per common share excluding acquisitions and foreign currency (4) (5)						$75.39			$72.61	3.8%
Weighted average basic common shares outstanding	324.2	334.5				325.9	337.1
Weighted average diluted common shares outstanding	327.2	337.7				329.2	340.4
Debt plus trust preferred securities/ tangible capital						21.9%	20.2%		20.7%

(1)	Prior periods on a constant dollar basis.
(2)	See non-GAAP financial measures.
(3)	Operating effective tax rate is dependent upon the mix of earnings from different jurisdictions with various tax rates. A change in the geographic mix of earnings would change the effective tax rate. The decrease in the operating effective tax rate for the quarter was primarily due to a higher percentage of operating earnings being generated in lower tax paying jurisdictions.
(4)	For 2015, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the year.
(5)	For 2015, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisition of the Fireman’s Fund high net worth personal lines insurance business in the United States of $474 million.

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	YTD 2015	YTD 2014	Full Year 2014
Consolidated Results (Including Corporate) Excluding Life Segment (1)
Gross premiums written	$5,824	$5,975	$4,800	$5,193	$5,736	$16,599	$16,068	$21,261
Net premiums written	4,217	4,284	3,585	3,803	4,232	12,086	11,984	15,787
Net premiums earned	4,239	3,873	3,453	3,871	4,265	11,565	11,593	15,464
Adjusted losses and loss expenses (1)	2,494	2,282	1,970	2,269	2,494	6,746	6,740	9,009
Policy acquisition costs	654	609	600	641	702	1,863	1,956	2,597
Administrative expenses	494	504	481	517	483	1,479	1,443	1,960

Underwriting income	597	478	402	444	586	1,477	1,454	1,898
Net investment income	483	496	485	508	497	1,464	1,476	1,984
Interest expense	67	69	67	66	66	203	203	269
Other income (expense) - operating (2)	11	(2)	—	4	(2)	9	(2)	2
Amortization of intangible assets	51	54	30	29	27	135	76	105
Income tax expense	133	128	111	110	169	372	377	487

Operating income (including Corporate) excluding Life segment	840	721	679	751	819	2,240	2,272	3,023
Life segment operating income	57	67	66	76	72	190	221	297

Consolidated operating income	897	788	745	827	891	2,430	2,493	3,320
Chubb integration expenses, net of tax	(7)	—	—	—	—	(7)	—	—
Adjusted net realized gains (losses) (1)	(393)	128	(89)	(210)	(165)	(354)	(348)	(558)
Net realized gains (losses) related to unconsolidated entities	25	33	26	49	55	84	142	191
Income tax expense (benefit) on adjusted net realized gains (losses)	(6)	7	1	111	(4)	2	(11)	100

Consolidated net income	$528	$942	$681	$555	$785	$2,151	$2,298	$2,853

% Change versus prior year period (1)
Net premiums written as reported	-0.4%	5.5%	-2.9%	2.4%	2.2%	0.8%	5.7%	4.9%
Net premiums earned as reported	-0.6%	0.8%	-1.0%	-0.3%	2.9%	-0.2%	7.1%	5.1%
Net premiums written constant $	5.6%	11.6%	1.7%	5.0%	1.7%	6.4%	6.1%	5.9%
Net premiums earned constant $	5.4%	7.0%	3.5%	2.1%	2.5%	5.4%	7.6%	6.2%
Other ratios
Net premiums written/gross premiums written (1)	72%	72%	75%	73%	74%	73%	75%	74%
Operating effective tax rate	13.5%	14.7%	13.7%	12.7%	16.9%	14.0%	14.2%	13.9%
P&C combined ratio (1)
Loss and loss expense ratio	58.8%	58.9%	57.1%	58.6%	58.5%	58.3%	58.1%	58.3%
Policy acquisition cost ratio	15.4%	15.7%	17.4%	16.6%	16.5%	16.1%	16.9%	16.8%
Administrative expense ratio	11.7%	13.1%	13.9%	13.3%	11.3%	12.8%	12.5%	12.6%

Combined ratio	85.9%	87.7%	88.4%	88.5%	86.3%	87.2%	87.5%	87.7%

Combined ratio excluding catastrophe losses and PPD	89.2%	88.4%	89.3%	89.5%	89.8%	89.0%	89.2%	89.3%
P&C expense ratio	27.1%	28.8%	31.3%	29.9%	27.8%	28.9%	29.4%	29.4%
P&C expense ratio excluding A&H	23.6%	25.5%	27.9%	26.7%	24.3%	25.5%	25.8%	26.0%
Catastrophe reinstatement premiums collected - pre-tax	$—	$—	$—	$2	$1	$—	$1	$3
Catastrophe losses - pre-tax	$72	$124	$51	$71	$87	$247	$220	$291
Favorable prior period development (PPD) - pre-tax	$(210)	$(153)	$(83)	$(107)	$(232)	$(446)	$(420)	$(527)
Loss and loss expense ratio excluding catastrophe losses and PPD	62.2%	59.7%	58.1%	59.6%	62.2%	60.1%	59.9%	59.8%

(1)	See non-GAAP financial measures.
(2)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.

Note: Effective Q3 2015, amortization of intangible assets (previously included in prior year other income (expense) – operating) are now reported separately throughout this report. Prior year amounts are reclassified to conform to the current period presentation.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	September 30 2015	June 30 2015	March 31 2015	December 31 2014
Assets
Fixed maturities available for sale, at fair value	$48,278	$48,701	$50,410	$49,395
Fixed maturities held to maturity, at amortized cost	8,564	8,676	6,982	7,331
Equity securities, at fair value	464	498	536	510
Short-term investments, at fair value	1,808	2,062	2,536	2,322
Other investments	3,270	3,328	3,430	3,346

Total investments	62,384	63,265	63,894	62,904
Cash	1,038	790	948	655
Securities lending collateral	1,011	1,080	1,033	1,330
Insurance and reinsurance balances receivable	5,290	5,757	5,026	5,426
Reinsurance recoverable on losses and loss expenses	11,231	11,775	11,588	11,992
Deferred policy acquisition costs	2,809	2,806	2,683	2,601
Value of business acquired	410	434	440	466
Prepaid reinsurance premiums	2,059	2,238	1,981	2,026
Goodwill and other intangible assets	5,713	5,969	5,516	5,724
Deferred tax assets	395	285	224	295
Investments in partially-owned insurance companies	654	638	590	504
Other assets	4,766	4,803	4,475	4,325

Total assets	$97,760	$99,840	$98,398	$98,248

Liabilities
Unpaid losses and loss expenses	$37,564	$38,230	$37,326	$38,315
Unearned premiums	8,510	8,879	8,182	8,222
Future policy benefits	4,776	4,835	4,744	4,754
Insurance and reinsurance balances payable	4,225	4,602	4,198	4,095
Securities lending payable	1,012	1,081	1,034	1,331
Accounts payable, accrued expenses, and other liabilities	5,977	6,090	6,194	5,726
Short-term debt	2,103	2,102	2,552	2,552
Long-term debt	4,157	4,157	4,157	3,357
Trust preferred securities	309	309	309	309

Total liabilities	68,633	70,285	68,696	68,661
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	29,319	28,948	28,550	28,396
Accumulated other comprehensive income (AOCI)	(192)	607	1,152	1,191

Total shareholders’ equity	29,127	29,555	29,702	29,587

Total liabilities and shareholders’ equity	$97,760	$99,840	$98,398	$98,248

Book value per common share	$89.88	$91.27	$90.81	$90.02
% change over prior quarter	-1.5%	0.5%	0.9%	-0.4%
Tangible book value per common share	$72.25	$72.84	$73.94	$72.61
% change over prior quarter	-0.8%	-1.5%	1.8%	-1.9%

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Operating Income by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

					Constant $					Constant $
			% Change		% Change			% Change		% Change
			3Q-15 vs.	Constant $	3Q-15 vs.	YTD	YTD	YTD-15 vs.	Constant $	YTD-15 vs.
	3Q-15	3Q-14	3Q-14	3Q-14 (2)	3Q-14 (2)	2015	2014	YTD-14	YTD-14 (2)	YTD-14 (2)
Net premiums written
Property and all other	$1,250	$1,234	1.4%			$4,318	$4,071	6.1%
Casualty	1,593	1,546	3.0%			4,635	4,495	3.1%

Subtotal	2,843	2,780	2.3%	$2,628	8.2%	8,953	8,566	4.5%	$8,160	9.7%
Agriculture	737	764	-3.5%	764	-3.5%	1,204	1,346	-10.5%	1,346	-10.5%
Personal accident (A&H) (1)	890	937	-5.2%	841	5.8%	2,689	2,815	-4.5%	2,572	4.5%
Life	239	248	-3.6%	231	3.3%	723	746	-3.2%	708	2.1%

Total consolidated	$4,709	$4,729	-0.4%	$4,464	5.5%	$13,569	$13,473	0.7%	$12,786	6.1%

% of Total Consolidated
Property and all other	27%	26%				32%	30%
Casualty	33%	33%				34%	33%

Subtotal	60%	59%				66%	63%
Agriculture	16%	16%				9%	10%
Personal accident (A&H) (1)	19%	20%				20%	21%
Life	5%	5%				5%	6%

Total consolidated	100%	100%				100%	100%

Net premiums earned
Property and all other	$1,321	$1,313	0.6%			$3,914	$3,847	1.7%
Casualty	1,548	1,493	3.8%			4,642	4,515	2.8%

Subtotal	2,869	2,806	2.3%	$2,648	8.4%	8,556	8,362	2.3%	$7,963	7.4%
Agriculture	739	766	-3.6%	766	-3.6%	1,124	1,199	-6.3%	1,199	-6.3%
Personal accident (A&H) (1)	884	942	-6.2%	846	4.5%	2,645	2,770	-4.5%	2,531	4.5%
Life	227	240	-5.7%	224	1.2%	681	725	-6.1%	688	-1.0%

Total consolidated	$4,719	$4,754	-0.7%	$4,484	5.2%	$13,006	$13,056	-0.4%	$12,381	5.0%

% of Total Consolidated
Property and all other	28%	28%				30%	29%
Casualty	33%	31%				36%	35%

Subtotal	61%	59%				66%	64%
Agriculture	16%	16%				9%	9%
Personal accident (A&H) (1)	18%	20%				20%	21%
Life	5%	5%				5%	6%

Total consolidated	100%	100%				100%	100%

Operating income, after-tax
Property, casualty, and all other	$705	$671	5.4%	$649	8.9%	$1,882	$1,964	-4.1%	$1,913	-1.6%
Agriculture	56	57	-1.7%	57	-1.7%	106	51	NM	51	NM
Personal accident (A&H) (1)	102	122	-16.9%	108	-5.8%	337	360	-6.6%	326	3.4%
Life	34	41	-19.5%	41	-19.5%	105	118	-11.3%	118	-11.3%

Total consolidated	$897	$891	0.8%	$855	5.0%	$2,430	$2,493	-2.5%	$2,408	0.9%

% of Total Consolidated
Property, casualty, and all other	79%	75%				78%	79%
Agriculture	6%	6%				4%	2%
Personal accident (A&H) (1)	11%	14%				14%	14%
Life	4%	5%				4%	5%

Total consolidated	100%	100%				100%	100%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance – Overseas General segments, respectively, are included in the personal accident (A&H) line items above.
(2)	Prior periods on a constant-dollar basis.

Line of Business	Page 4

ACE Limited Global P&C Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global P&C includes the company’s Insurance – North American P&C segment (refer to page 7), Insurance – Overseas General segment (refer to page 9), Global Reinsurance segment (refer to page 10), and Corporate (not separately disclosed in the Financial Supplement). Global P&C excludes the Insurance – North American Agriculture segment.

Global P&C (Including Corporate)

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Gross premiums written	$4,581	$5,409	$4,672	$4,891	$4,495	$14,662	$13,992	$18,883
Net premiums written	3,480	3,905	3,497	3,559	3,468	10,882	10,638	14,197
Net premiums earned	3,500	3,552	3,389	3,544	3,499	10,441	10,394	13,938
Losses and loss expenses	1,870	2,009	1,948	2,017	1,853	5,827	5,692	7,709
Policy acquisition costs	612	586	604	629	661	1,802	1,887	2,516
Administrative expenses	494	500	482	513	480	1,476	1,438	1,951

Underwriting income	524	457	355	385	505	1,336	1,377	1,762
Net investment income	478	490	479	501	491	1,447	1,457	1,958
Interest expense	67	69	67	66	66	203	203	269
Other income (expense)—operating (1)	10	(1)	1	5	(3)	10	(2)	4
Amortization of intangible assets	43	47	23	21	19	113	52	74
Income tax expense	118	124	101	98	146	343	356	454

Global P&C operating income	784	706	644	706	762	2,134	2,221	2,927
Chubb integration expenses, net of tax	(7)	—	—	—	—	(7)	—	—
Net realized gains (losses)	(67)	25	(30)	(67)	(76)	(72)	(111)	(178)
Net realized gains (losses) related to unconsolidated entities	13	16	12	43	51	41	142	185
Income tax expense (benefit) on net realized gains (losses)	(7)	5	—	110	(5)	(2)	(9)	101

Global P&C net income	$730	$742	$626	$572	$742	$2,098	$2,261	$2,833

% Change versus prior year period
Net premiums written as reported	0.3%	6.4%	0.0%	3.0%	4.0%	2.3%	6.7%	5.7%
Net premiums earned as reported	0.0%	1.2%	0.1%	2.6%	6.2%	0.5%	8.6%	7.0%
Net premiums written constant $	7.8%	13.2%	5.0%	5.8%	3.4%	8.7%	7.2%	6.9%
Net premiums earned constant $	7.6%	8.0%	4.8%	5.4%	5.7%	6.8%	9.2%	8.2%
Other ratios
Net premiums written/gross premiums written	76%	72%	75%	73%	77%	74%	76%	75%
Combined ratio
Loss and loss expense ratio	53.4%	56.5%	57.5%	56.9%	52.9%	55.8%	54.8%	55.3%
Policy acquisition cost ratio	17.5%	16.5%	17.8%	17.8%	18.9%	17.3%	18.1%	18.0%
Administrative expense ratio	14.1%	14.1%	14.2%	14.4%	13.8%	14.1%	13.8%	14.1%

Combined ratio	85.0%	87.1%	89.5%	89.1%	85.6%	87.2%	86.7%	87.4%

Combined ratio excluding catastrophe losses and PPD	88.8%	88.2%	89.5%	90.2%	89.8%	88.8%	89.2%	89.4%
Expense ratio	31.6%	30.6%	32.0%	32.2%	32.7%	31.4%	31.9%	32.1%
Expense ratio excluding A&H	28.2%	27.4%	28.7%	29.2%	29.3%	28.1%	28.6%	28.8%
Catastrophe reinstatement premiums collected—pre-tax	$—	$—	$—	$2	$1	$—	$1	$3
Catastrophe losses—pre-tax	$72	$117	$50	$70	$85	$239	$208	$278
Favorable prior period development (PPD)— pre-tax	$(205)	$(153)	$(50)	$(106)	$(229)	$(408)	$(455)	$(561)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.3%	57.6%	57.6%	57.9%	57.5%	57.5%	57.3%	57.5%

(1)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.

Global P&C	Page 5

ACE Limited Insurance - North American (in millions of U.S. dollars, except ratios) (Unaudited)

The table below combines the company’s Insurance – North American P&C segment (refer to page 7) and Insurance – North American Agriculture segment (refer to page 8) into total Insurance – North American business presentation for reference purposes only.

Insurance - North American

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Gross premiums written	$3,615	$3,471	$2,253	$2,841	$3,367	$9,339	$8,573	$11,414
Net premiums written	2,448	2,354	1,518	1,913	2,305	6,320	5,940	7,853
Net premiums earned	2,421	2,009	1,590	1,887	2,284	6,020	5,746	7,633
Losses and loss expenses (1)	1,799	1,393	1,057	1,329	1,694	4,249	4,057	5,386
Policy acquisition costs	197	153	157	166	210	507	549	715
Administrative expenses	192	193	170	181	168	555	506	687

Underwriting income	233	270	206	211	212	709	634	845
Net investment income	271	275	269	280	283	815	831	1,111
Interest expense	3	2	2	2	2	7	7	9
Other income (expense)—operating	3	(2)	2	6	—	3	4	9
Amortization of intangible assets	39	39	7	8	8	85	24	31
Income tax expense	83	92	88	70	91	263	261	331

Operating income	382	410	380	417	394	1,172	1,177	1,594
Net realized gains (losses) (1)	(33)	—	(6)	(39)	(5)	(39)	(25)	(64)
Net realized gains (losses) related to unconsolidated entities	14	10	4	19	32	28	71	90
Income tax expense on net realized gains (losses)	2	1	2	1	5	5	7	8

Net income	$361	$419	$376	$396	$416	$1,156	$1,216	$1,612

Combined ratio
Loss and loss expense ratio	74.3%	69.3%	66.5%	70.4%	74.1%	70.6%	70.6%	70.6%
Policy acquisition cost ratio	8.2%	7.6%	9.8%	8.8%	9.2%	8.4%	9.5%	9.4%
Administrative expense ratio	7.9%	9.7%	10.7%	9.6%	7.4%	9.2%	8.9%	8.9%

Combined ratio	90.4%	86.6%	87.0%	88.8%	90.7%	88.2%	89.0%	88.9%

Combined ratio excluding catastrophe losses and PPD	87.6%	86.0%	87.4%	87.9%	88.9%	87.1%	88.0%	88.0%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$22	$61	$46	$30	$37	$129	$115	$145
Unfavorable (favorable) prior period development (PPD)—pre-tax	$45	$(49)	$(54)	$(12)	$8	$(58)	$(61)	$(73)
Loss and loss expense ratio excluding catastrophe losses and PPD	71.6%	68.8%	67.1%	69.6%	72.5%	69.5%	69.6%	69.6%
% Change versus prior year period
Net premiums written	6.2%	16.4%	-5.9%	3.0%	-0.1%	6.4%	4.5%	4.1%
Net premiums earned	5.9%	7.4%	0.0%	-2.6%	-0.4%	4.8%	5.2%	3.2%
Other ratios
Net premiums written/gross premiums written	68%	68%	67%	67%	68%	68%	69%	69%

(1)	See non-GAAP financial measures.

Insurance - North American	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American P&C

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Gross premiums written	$2,372	$2,905	$2,125	$2,539	$2,126	$7,402	$6,497	$9,036
Net premiums written	1,711	1,975	1,430	1,669	1,541	5,116	4,594	6,263
Net premiums earned	1,682	1,688	1,526	1,560	1,518	4,896	4,547	6,107
Losses and loss expenses	1,175	1,120	1,035	1,077	1,053	3,330	3,009	4,086
Policy acquisition costs	155	130	161	154	169	446	480	634
Administrative expenses	192	189	171	177	165	552	501	678

Underwriting income	160	249	159	152	131	568	557	709
Net investment income	266	269	263	273	277	798	812	1,085
Interest expense	3	2	2	2	2	7	7	9
Other income (expense)—operating	2	(1)	3	7	(1)	4	4	11
Amortization of intangible assets	31	32	—	—	—	63	—	—
Income tax expense	68	88	78	58	68	234	240	298

Operating income	326	395	345	372	337	1,066	1,126	1,498
Net realized gains (losses)	(33)	—	(6)	(42)	(5)	(39)	(25)	(67)
Net realized gains (losses) related to unconsolidated entities	14	10	4	19	32	28	71	90
Income tax expense on net realized gains (losses)	2	1	2	1	5	5	7	8

Net income	$305	$404	$341	$348	$359	$1,050	$1,165	$1,513

Combined ratio
Loss and loss expense ratio	69.9%	66.3%	67.9%	69.0%	69.3%	68.0%	66.2%	66.9%
Policy acquisition cost ratio	9.2%	7.7%	10.5%	9.9%	11.1%	9.1%	10.5%	10.4%
Administrative expense ratio	11.4%	11.2%	11.2%	11.3%	11.0%	11.3%	11.1%	11.1%

Combined ratio	90.5%	85.2%	89.6%	90.2%	91.4%	88.4%	87.8%	88.4%

Combined ratio excluding catastrophe losses and PPD	86.3%	85.0%	87.9%	89.1%	88.5%	86.4%	87.6%	88.0%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$22	$54	$45	$29	$35	$121	$103	$132
Unfavorable (favorable) prior period development (PPD)—pre-tax	$50	$(49)	$(21)	$(11)	$11	$(20)	$(96)	$(107)
Loss and loss expense ratio excluding catastrophe losses and PPD	65.7%	66.1%	66.3%	67.8%	66.9%	66.0%	66.2%	66.6%
% Change versus prior year period
Net premiums written	11.0%	20.8%	0.8%	4.2%	2.7%	11.3%	6.5%	5.9%
Net premiums earned	10.7%	9.6%	2.5%	3.3%	5.1%	7.7%	8.0%	6.8%
Other ratios
Net premiums written/gross premiums written	72%	68%	67%	66%	72%	69%	71%	69%

Insurance - North American P&C	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American Agriculture

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Gross premiums written	$1,243	$566	$128	$302	$1,241	$1,937	$2,076	$2,378
Net premiums written	737	379	88	244	764	1,204	1,346	1,590
Net premiums earned	739	321	64	327	766	1,124	1,199	1,526
Losses and loss expenses (1)	624	273	22	252	641	919	1,048	1,300
Policy acquisition costs	42	23	(4)	12	41	61	69	81
Administrative expenses	—	4	(1)	4	3	3	5	9

Underwriting income	73	21	47	59	81	141	77	136
Net investment income	5	6	6	7	6	17	19	26
Interest expense	—	—	—	—	—	—	—	—
Other income (expense)—operating	1	(1)	(1)	(1)	1	(1)	—	(2)
Amortization of intangible assets	8	7	7	8	8	22	24	31
Income tax expense	15	4	10	12	23	29	21	33

Operating income	56	15	35	45	57	106	51	96
Net realized gains (losses) (1)	—	—	—	3	—	—	—	3
Net realized gains (losses) related to unconsolidated entities	—	—	—	—	—	—	—	—
Income tax expense on net realized gains (losses)	—	—	—	—	—	—	—	—

Net income	$56	$15	$35	$48	$57	$106	$51	$99

Combined ratio
Loss and loss expense ratio	84.5%	85.3%	33.3%	77.2%	83.7%	81.8%	87.4%	85.2%
Policy acquisition cost ratio	5.7%	7.2%	-6.0%	3.6%	5.4%	5.4%	5.8%	5.3%
Administrative expense ratio	0.0%	1.1%	-0.9%	1.0%	0.4%	0.3%	0.4%	0.6%

Combined ratio	90.2%	93.6%	26.4%	81.8%	89.5%	87.5%	93.6%	91.1%

Combined ratio excluding catastrophe losses and PPD	90.8%	91.4%	76.7%	82.4%	89.6%	90.1%	89.4%	87.8%
Catastrophe reinstatement premiums—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$—	$7	$1	$1	$2	$8	$12	$13
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(5)	$—	$(33)	$(1)	$(3)	$(38)	$35	$34
Loss and loss expense ratio excluding catastrophe losses and PPD	85.1%	83.1%	83.2%	77.9%	83.8%	84.4%	82.9%	81.8%
% Change versus prior year period
Net premiums written	-3.5%	-2.4%	-54.6%	-5.0%	-5.2%	-10.5%	-1.8%	-2.3%
Net premiums earned	-3.6%	-2.9%	-37.2%	-23.4%	-9.8%	-6.3%	-4.2%	-9.1%
Other ratios
Net premiums written/gross premiums written	59%	67%	69%	81%	62%	62%	65%	67%

(1)	See non-GAAP financial measures for treatment of losses and loss expenses in the P&C combined ratio.

Insurance - North American Agriculture	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - Overseas General

						Constant $	YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	3Q-14(1)	2015	2014	2014
Gross premiums written	$2,019	$2,212	$2,255	$2,212	$2,156	$1,894	$6,486	$6,641	$8,853
Net premiums written	1,584	1,669	1,794	1,749	1,719	1,493	5,047	5,250	6,999
Net premiums earned	1,615	1,644	1,637	1,758	1,726	1,498	4,896	5,047	6,805
Losses and loss expenses	674	816	814	835	707	601	2,304	2,354	3,189
Policy acquisition costs	405	396	389	419	418	361	1,190	1,206	1,625
Administrative expenses	246	254	256	262	258	226	756	764	1,026

Underwriting income	290	178	178	242	343	310	646	723	965
Net investment income	132	139	138	147	130	122	409	398	545
Interest expense	1	1	1	2	2	1	3	4	6
Other income (expense)—operating	6	4	2	6	4	4	12	11	18
Amortization of intangible assets	12	15	23	21	19	18	50	52	74
Income tax expense	85	65	53	78	108	100	203	207	285

Operating income	330	240	241	294	348	317	811	869	1,163
Net realized gains (losses)	(13)	13	(10)	(7)	(75)		(10)	(71)	(78)
Net realized gains (losses) related to unconsolidated entities	—	3	4	12	9		7	33	45
Income tax expense (benefit) on net realized gains (losses)	(9)	4	(1)	111	(11)		(6)	(18)	93

Net income	$326	$252	$236	$188	$293		$814	$849	$1,037

Combined ratio
Loss and loss expense ratio	41.7%	49.7%	49.7%	47.5%	40.9%		47.1%	46.6%	46.9%
Policy acquisition cost ratio	25.1%	24.1%	23.8%	23.8%	24.3%		24.3%	23.9%	23.9%
Administrative expense ratio	15.2%	15.4%	15.6%	15.0%	14.9%		15.4%	15.2%	15.0%

Combined ratio	82.0%	89.2%	89.1%	86.3%	80.1%		86.8%	85.7%	85.8%

Combined ratio excluding catastrophe losses and PPD	90.5%	89.8%	90.3%	89.4%	90.5%		90.2%	90.1%	89.9%
Catastrophe reinstatement premiums—pre-tax	$—	$—	$—	$—	$—		$—	$—	$—
Catastrophe losses—pre-tax	$39	$58	$5	$30	$39		$102	$82	$112
Favorable prior period development (PPD)—pre-tax	$(177)	$(68)	$(24)	$(86)	$(219)		$(269)	$(305)	$(391)
Loss and loss expense ratio excluding catastrophe losses and PPD	50.2%	50.3%	50.9%	50.7%	51.3%		50.5%	51.1%	51.0%
% Change versus prior year period
Net premiums written as reported	-7.9%	-5.1%	1.3%	3.0%	9.4%		-3.9%	8.9%	7.4%
Net premiums earned as reported	-6.4%	-3.9%	1.6%	3.4%	7.2%		-3.0%	9.0%	7.5%
Net premiums written constant $	6.1%	7.6%	11.0%	8.4%	8.1%		8.3%	9.7%	9.4%
Net premiums earned constant $	7.8%	9.4%	11.2%	8.8%	6.0%		9.5%	9.9%	9.6%
Other ratios
Net premiums written/gross premiums written	78%	75%	80%	79%	80%		78%	79%	79%

(1)	Prior periods on a constant dollar basis.

Insurance - Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Gross premiums written	$190	$292	$292	$140	$213	$774	$854	$994
Net premiums written	185	261	273	141	208	719	794	935
Net premiums earned	203	220	226	226	255	649	800	1,026
Losses and loss expenses	20	72	99	104	92	191	327	431
Policy acquisition costs	52	60	54	56	74	166	201	257
Administrative expenses	12	13	12	13	13	37	41	54

Underwriting income	119	75	61	53	76	255	231	284
Net investment income	76	79	75	78	81	230	238	316
Interest expense	1	1	1	—	1	3	4	4
Other income (expense)—operating	4	—	1	3	—	5	1	4
Amortization of intangible assets	—	—	—	—	—	—	—	—
Income tax expense	8	8	8	7	11	24	31	38

Operating income	190	145	128	127	145	463	435	562
Net realized gains (losses)	(14)	5	(11)	(12)	6	(20)	(17)	(29)
Net realized gains (losses) related to unconsolidated entities	(2)	3	4	12	10	5	38	50
Income tax expense on net realized gains (losses)	—	(1)	—	—	—	(1)	—	—

Net income	$174	$154	$121	$127	$161	$449	$456	$583

Combined ratio
Loss and loss expense ratio	9.6%	32.9%	43.6%	45.8%	36.2%	29.4%	40.9%	42.0%
Policy acquisition cost ratio	25.4%	27.2%	24.0%	25.0%	28.8%	25.5%	25.0%	25.0%
Administrative expense ratio	6.2%	5.6%	5.6%	5.7%	5.2%	5.7%	5.2%	5.3%

Combined ratio	41.2%	65.7%	73.2%	76.5%	70.2%	60.6%	71.1%	72.3%

Combined ratio excluding catastrophe losses and PPD	75.3%	79.6%	75.5%	76.2%	75.7%	76.8%	75.4%	75.6%
Catastrophe reinstatement premiums collected—pre-tax	$—	$—	$—	$2	$1	$—	$1	$3
Catastrophe losses—pre-tax	$11	$5	$—	$11	$11	$16	$23	$34
Favorable prior period development (PPD)—pre-tax	$(78)	$(36)	$(5)	$(9)	$(21)	$(119)	$(54)	$(63)
Loss and loss expense ratio excluding catastrophe losses and PPD	44.3%	46.7%	46.0%	45.4%	42.8%	45.7%	45.5%	45.5%
% Change versus prior year period
Net premiums written as reported	-11.5%	-5.9%	-11.4%	-9.4%	-21.2%	-9.5%	-5.0%	-5.7%
Net premiums earned as reported	-20.4%	-15.5%	-20.6%	-7.7%	6.3%	-18.8%	9.3%	5.1%
Net premiums written constant $	-9.5%	-3.9%	-9.1%	-8.8%	-21.8%	-7.4%	-5.2%	-5.8%
Net premiums earned constant $	-18.1%	-13.2%	-19.0%	-7.1%	5.7%	-16.8%	8.9%	4.9%
Other ratios
Net premiums written/gross premiums written	97%	90%	93%	100%	98%	93%	93%	94%

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Gross premiums written	$522	$529	$522	$553	$528	$1,573	$1,576	$2,129
Net premiums written	492	500	491	523	497	1,483	1,489	2,012
Net premiums earned	480	487	474	499	489	1,441	1,463	1,962
Losses and loss expenses	153	137	152	147	145	442	442	589
Policy benefits (1)	89	153	142	134	125	384	383	517
(Gains) losses from fair value changes in separate account assets (1)	49	(6)	(11)	3	6	32	(5)	(2)
Policy acquisition costs	117	118	107	123	123	342	355	478
Administrative expenses	74	74	73	73	71	221	212	285
Net investment income	66	66	66	69	69	198	199	268

Life underwriting income (2)	64	77	77	88	88	218	275	363
Interest expense	1	2	1	1	4	4	10	11
Other income (expense) - operating (1)	1	1	(2)	1	(1)	—	(6)	(5)
Amortization of intangible assets	—	1	—	1	—	1	2	3
Income tax expense	7	8	8	11	11	23	36	47

Operating income	57	67	66	76	72	190	221	297
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	(313)	102	(57)	(153)	(95)	(268)	(232)	(385)
Foreign exchange gains (losses) and all other	(13)	1	(2)	7	6	(14)	(5)	2
Net realized gains (losses) related to unconsolidated entities	12	17	14	6	4	43	—	6
Income tax expense (benefit) on net realized gains (losses)	1	2	1	1	1	4	(2)	(1)

Net income (loss)	$(258)	$185	$20	$(65)	$(14)	$(53)	$(14)	$(79)

% Change versus prior year period
Net premiums written as reported	-0.8%	0.3%	-0.6%	4.0%	3.8%	-0.4%	1.4%	2.0%
Net premiums earned as reported	-1.9%	-0.8%	-1.9%	3.6%	4.8%	-1.5%	2.8%	3.0%
Net premiums written constant $ (3)	4.4%	4.1%	2.4%	6.2%	4.4%	3.7%	3.3%	4.0%
Net premiums earned constant $	3.4%	3.0%	0.9%	5.9%	5.4%	2.4%	4.5%	4.9%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life underwriting income in the Life segment. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	International life insurance net premiums written and deposits breakdown (excludes Combined North American and Life reinsurance businesses):

			Constant $			Constant $
			% Change			% Change
		Constant $	3Q-15 vs.		Constant $	YTD-15 vs.
	3Q-15	3Q-14(5)	3Q-14(5)	YTD-15	YTD-14(5)	YTD-14(5)
International life insurance net premiums written	$180	$165	8.7%	$545	$510	6.9%
International life insurance deposits (4)	210	233	-9.6%	726	703	3.4%

Total international life insurance net premiums written and deposits	$390	$398	-2.0%	$1,271	$1,213	4.8%

(4)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.
(5)	Prior periods on a constant dollar basis.

Life	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2013	$37,443	$10,612	$26,831
Losses and loss expenses incurred	2,462	301	2,161
Losses and loss expenses paid	(3,059)	(762)	(2,297)	106%
Other (incl. foreign exch. revaluation)	20	16	4

Balance at March 31, 2014	$36,866	$10,167	$26,699
Losses and loss expenses incurred	3,004	616	2,388
Losses and loss expenses paid	(2,878)	(729)	(2,149)	90%
Other (incl. foreign exch. revaluation)	185	56	129

Balance at June 30, 2014	$37,177	$10,110	$27,067
Losses and loss expenses incurred	3,840	1,156	2,684
Losses and loss expenses paid	(3,165)	(810)	(2,355)	88%
Other (incl. foreign exch. revaluation)	(405)	(120)	(285)

Balance at September 30, 2014	$37,447	$10,336	$27,111
Losses and loss expenses incurred	3,442	1,026	2,416
Losses and loss expenses paid	(3,307)	(873)	(2,434)	101%
Other (incl. foreign exch. revaluation)	733	818	(85)

Balance at December 31, 2014	$38,315	$11,307	$27,008
Losses and loss expenses incurred	2,743	621	2,122
Losses and loss expenses paid	(3,062)	(744)	(2,318)	109%
Other (incl. foreign exch. revaluation)	(670)	(197)	(473)

Balance at March 31, 2015	$37,326	$10,987	$26,339
Losses and loss expenses incurred	3,065	648	2,417
Losses and loss expenses paid	(2,830)	(547)	(2,283)	94%
Other (incl. foreign exch. revaluation)	669	60	609

Balance at June 30, 2015	$38,230	$11,148	$27,082
Losses and loss expenses incurred	3,252	609	2,643
Losses and loss expenses paid	(3,391)	(908)	(2,483)	94%
Other (incl. foreign exch. revaluation)	(527)	(193)	(334)

Balance at September 30, 2015	$37,564	$10,656	$26,908

Add net recoverable on paid losses	—	575	(575)

Balance including net recoverable on paid losses	$37,564	$11,231	$26,333

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	September 30	June 30	March 31	December 31
	2015	2015	2015	2014
Reinsurance recoverable on paid losses and loss expenses
Active operations	$392	$448	$413	$478
Brandywine and Other Run-off	284	283	292	313

Total	$676	$731	$705	$791

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,769	$10,262	$10,052	$10,348
Brandywine and Other Run-off	1,127	1,136	1,184	1,210

Total	$10,896	$11,398	$11,236	$11,558

Gross reinsurance recoverable
Active operations	$10,161	$10,710	$10,465	$10,826
Brandywine and Other Run-off	1,411	1,419	1,476	1,523

Total	$11,572	$12,129	$11,941	$12,349

Provision for uncollectible reinsurance (1)
Active operations	$(207)	$(214)	$(213)	$(217)
Brandywine and Other Run-off	(134)	(140)	(140)	(140)

Total	$(341)	$(354)	$(353)	$(357)

Net reinsurance recoverable
Active operations	$9,954	$10,496	$10,252	$10,609
Brandywine and Other Run-off	1,277	1,279	1,336	1,383

Total	$11,231	$11,775	$11,588	$11,992

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $2.4 billion.

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	September 30 2015		June 30 2015		March 31 2015		December 31 2014
Market Value
Fixed maturities available for sale	$48,278		$48,701		$50,410		$49,395
Fixed maturities held to maturity	8,750		8,805		7,307		7,589
Short-term investments	1,808		2,062		2,536		2,322

Total fixed maturities	$58,836		$59,568		$60,253		$59,306

Asset Allocation by Market Value
Treasury	$2,619	4%	$2,424	4%	$2,448	4%	$2,448	4%
Agency	1,040	2%	1,139	2%	1,221	2%	1,222	2%
Corporate and asset-backed	20,018	34%	20,007	34%	20,370	34%	19,854	34%
Mortgage-backed	12,936	22%	12,661	21%	12,791	21%	12,325	21%
Municipal	5,306	9%	5,276	9%	5,067	9%	4,930	8%
Non-U.S.	15,109	26%	15,999	27%	15,820	26%	16,205	27%
Short-term investments	1,808	3%	2,062	3%	2,536	4%	2,322	4%

Total fixed maturities	$58,836	100%	$59,568	100%	$60,253	100%	$59,306	100%

Credit Quality by Market Value
AAA	$8,712	15%	$9,320	16%	$9,386	16%	$8,943	15%
AA	21,560	37%	21,294	36%	21,760	36%	21,589	36%
A	11,877	20%	11,568	19%	11,712	19%	11,625	20%
BBB	8,688	15%	8,806	15%	8,789	15%	8,690	15%
BB	4,281	7%	4,531	8%	4,377	7%	4,372	7%
B	3,527	6%	3,860	6%	4,054	7%	3,916	7%
Other	191	0%	189	0%	175	0%	171	0%

Total fixed maturities	$58,836	100%	$59,568	100%	$60,253	100%	$59,306	100%

Cost/Amortized Cost
Fixed maturities available for sale	$47,411		$47,599		$48,384		$47,826
Fixed maturities held to maturity	8,564		8,676		6,982		7,331
Short-term investments	1,808		2,062		2,536		2,322

Subtotal fixed maturities	57,783		58,337		57,902		57,479
Equity securities	434		433		447		440
Other investments	2,943		2,989		3,096		2,999

Total investment portfolio	$61,160		$61,759		$61,445		$60,918

Avg. duration of fixed maturities	4.0 years		4.1 years		3.9 years		4.0 years
Avg. market yield of fixed maturities	2.9%		2.9%		2.6%		2.8%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets	3.6%		3.6%		3.6%		3.8%

Investments	Page 14

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at September 30, 2015
Agency residential mortgage-backed (RMBS)	$—	$10,327	$—	$—	$—	$10,327
Non-agency RMBS	26	5	14	8	13	66
Commercial mortgage-backed	2,516	13	14	—	—	2,543

Total mortgage-backed securities at market value	$2,542	$10,345	$28	$8	$13	$12,936

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2015

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$754	$50	$—	$—	$804
Banks	—	18	2,207	314	2,539
Basic Materials	—	3	92	286	381
Communications	—	58	212	997	1,267
Consumer, Cyclical	—	108	444	512	1,064
Consumer, Non-Cyclical	53	474	1,245	835	2,607
Diversified Financial Services	—	44	303	137	484
Energy	25	35	147	757	964
Industrial	—	362	456	407	1,225
Utilities	—	10	660	388	1,058
All Others	80	244	562	608	1,494

Total	$912	$1,406	$6,328	$5,241	$13,887

Market Value at September 30, 2015

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$—	$3	$10	$13
Banks	3	4	—	7
Basic Materials	139	90	2	231
Communications	582	477	11	1,070
Consumer, Cyclical	595	514	27	1,136
Consumer, Non-Cyclical	530	792	29	1,351
Diversified Financial Services	141	45	—	186
Energy	373	141	10	524
Industrial	342	329	16	687
Utilities	207	66	—	273
All Others	270	366	17	653

Total	$3,182	$2,827	$122	$6,131

Investments 2	Page 15

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2015

Non-U.S. Government Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$991	$—	$—	$—	$—	$991
Republic of Korea	—	897	—	—	—	897
Federative Republic of Brazil	—	—	—	545	28	573
United Mexican States	—	—	393	118	—	511
Canada	435	—	—	—	—	435
Kingdom of Thailand	—	—	356	—	—	356
Province of Ontario	—	—	340	—	—	340
Province of Quebec	—	—	237	—	—	237
Japan	—	—	203	—	—	203
Australia	187	—	—	—	—	187
Other Non-U.S. Government Securities	515	848	254	319	501	2,437

Total	$2,128	$1,745	$1,783	$982	$529	$7,167

Non-U.S. Corporate Securities
	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$114	$44	$608	$571	$190	$1,527
Canada	89	134	222	316	182	943
United States (1)	1	84	106	224	187	602
France	34	64	224	174	30	526
Australia	76	77	249	96	22	520
Netherlands	24	125	164	130	56	499
Germany	80	18	131	130	19	378
Switzerland	39	16	98	114	33	300
China	—	146	79	29	11	265
Hong Kong	9	5	146	7	4	171
Other Non-U.S. Corporate Securities	251	278	639	558	485	2,211

Total	$717	$991	$2,666	$2,349	$1,219	$7,942

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 16

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2015	Market Value	Rating
1	JP Morgan Chase & Co	$475	A
2	General Electric Co	455	AA+
3	Goldman Sachs Group Inc	329	A-
4	AT&T INC	294	BBB+
5	Wells Fargo & Co	268	A+
6	Bank of America Corp	238	A-
7	Verizon Communications Inc	236	BBB+
8	Morgan Stanley	229	A-
9	HSBC Holdings Plc	228	A
10	Ford Motor Co	210	BBB-

Investments 4	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended September 30, 2015			Nine months ended September 30, 2015
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (1)	(Losses)	Impact	(Losses) (1)	(Losses)	Impact
Fixed maturities	$(51)	$(237)	$(288)	$(50)	$(630)	$(680)
Fixed income derivatives	(22)	—	(22)	6	—	6
Public equity	2	(34)	(32)	32	(40)	(8)
Private equity	9	(12)	(3)	49	(19)	30

Total investment portfolio	(62)	(283)	(345)	37	(689)	(652)

Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(313)	—	(313)	(268)	—	(268)
Foreign exchange (3)	(2)	(575)	(577)	(73)	(860)	(933)
Partially-owned entities (4)	14	10	24	45	10	55
Other	(5)	4	(1)	(11)	11	—

Net gains (losses) before tax	(368)	(844)	(1,212)	(270)	(1,528)	(1,798)

Income tax expense (benefit)	(6)	(45)	(51)	2	(145)	(143)

Net gains (losses)	$(362)	$(799)	$(1,161)	$(272)	$(1,383)	$(1,655)

(1)	Other-than-temporary impairments for the quarter includes $26 million for fixed maturities, $3 million for public equity and $1 million for private equity. Year to date other-than-temporary impairments includes $46 million for fixed maturities, $4 million for public equities and $1 million for private equity.
(2)	The quarter and year to date include $83 million and $69 million, respectively, of gains on applicable hedges.
(3)	Unrealized foreign exchange loss, after-tax, for the quarter was $547 million. Unrealized foreign exchange loss, after-tax, year to date was $825 million.
(4)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended September 30, 2014			Nine months ended September 30, 2014
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (5)	(Losses)	Impact	(Losses) (5)	(Losses)	Impact
Fixed maturities	$18	$(361)	$(343)	$49	$638	$687
Fixed income derivatives	(13)	—	(13)	(53)	—	(53)
Public equity	(56)	36	(20)	(60)	70	10
Private equity	51	(5)	46	143	43	186

Total investment portfolio	—	(330)	(330)	79	751	830

Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(95)	—	(95)	(232)	—	(232)
Foreign exchange (7)	(19)	(251)	(270)	(42)	(131)	(173)
Partially-owned entities (8)	4	(7)	(3)	(4)	(7)	(11)
Other	—	7	7	(7)	(6)	(13)

Net gains (losses) before tax	(110)	(581)	(691)	(206)	607	401
Income tax expense (benefit)	(4)	(94)	(98)	(11)	151	140

Net gains (losses)	$(106)	$(487)	$(593)	$(195)	$456	$261

(5)	Other-than-temporary impairments for the quarter includes $4 million for fixed maturities. Year to date other-than-temporary impairments includes $17 million for fixed maturities, $3 million for private equity, and $7 million for public equity.
(6)	The quarter and year to date include $15 million and $106 million, respectively, of losses on applicable hedges.
(7)	Unrealized foreign exchange loss, after-tax, for the quarter and year to date were $202 million and $124 million, respectively.
(8)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Net Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	September 30	June 30	March 31	December 31	December 31
	2015	2015	2015	2014	2013
Total short-term debt (1) (2)	$2,103	$2,102	$2,552	$2,552	$1,901
Total long-term debt	4,157	4,157	4,157	3,357	3,807

Total debt	$6,260	$6,259	$6,709	$5,909	$5,708

Total trust preferred securities	$309	$309	$309	$309	$309

Total shareholders’ equity	$29,127	$29,555	$29,702	$29,587	$28,825

Total capitalization	$35,696	$36,123	$36,720	$35,805	$34,842
Tangible capital (3)	$29,983	$30,154	$31,204	$30,081	$29,438
Leverage ratios
Debt/ total capitalization	17.5%	17.3%	18.3%	16.5%	16.4%
Debt plus trust preferred securities/ total capitalization	18.4%	18.2%	19.1%	17.4%	17.3%
Debt/ tangible capital	20.9%	20.8%	21.5%	19.6%	19.4%
Debt plus trust preferred securities/ tangible capital	21.9%	21.8%	22.5%	20.7%	20.4%

Note: As of September 30, 2015, there was $0.5 billion usage of credit facilities on a total commitment of $1.0 billion.

(1)	In May 2015, $450 million of 5.6 percent senior notes matured and were fully paid. In November 2015, $700 million of 2.6 percent senior notes will mature and are expected to be fully paid using proceeds from the issuance of $700 million of 3.35 percent senior notes in May 2014.
(2)	Repurchase agreements in the amount of $150 million matured during the quarter, and there were new repurchase agreements in the amount of $151 million.
(3)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended September 30		Nine months ended September 30
	2015	2014	2015	2014
Numerator
Operating income to common shares	$897	$891	$2,430	$2,493
Chubb integration expenses, net of tax	(7)	—	(7)	—
Adjusted net realized gains (losses), net of tax	(362)	(106)	(272)	(195)

Net income	$528	$785	$2,151	$2,298

Rollforward of Common Shares Outstanding
Shares - beginning of period	323,814,281	336,225,589	328,659,686	339,793,935
Repurchase of shares	—	(4,349,302)	(6,677,663)	(10,143,184)
Shares issued, excluding option exercises	(78,863)	(41,637)	1,039,238	1,270,038
Issued for option exercises	326,950	276,907	1,041,107	1,190,768

Shares - end of period	324,062,368	332,111,557	324,062,368	332,111,557

Denominator
Weighted average shares outstanding	324,210,936	334,472,324	325,904,502	337,083,498
Effect of other dilutive securities	2,962,484	3,201,656	3,269,724	3,298,569

Adj. wtd. avg. shares outstanding and assumed conversions	327,173,420	337,673,980	329,174,226	340,382,067

Basic earnings per share
Operating income	$2.77	$2.66	$7.46	$7.40
Chubb integration expenses, net of tax	(0.02)	—	(0.02)	—
Adjusted net realized gains (losses), net of tax	(1.12)	(0.31)	(0.84)	(0.58)

Net income	$1.63	$2.35	$6.60	$6.82

Diluted earnings per share
Operating income	$2.74	$2.64	$7.38	$7.32
Chubb integration expenses, net of tax	(0.02)	—	(0.02)	—
Adjusted net realized gains (losses), net of tax	(1.10)	(0.32)	(0.83)	(0.57)

Net income	$1.62	$2.32	$6.53	$6.75

Earnings per share	Page 20

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2015	2015	2015	2014	2014
Shareholders’ equity	$29,127	$29,555	$29,702	$29,587	$30,017
Less: goodwill and other intangible assets	5,713	5,969	5,516	5,724	5,425

Numerator for tangible book value per share	$23,414	$23,586	$24,186	$23,863	$24,592

Book value - % change over prior quarter	-1.4%	-0.5%	0.4%	-1.4%	-1.0%
Tangible book value - % change over prior quarter	-0.7%	-2.5%	1.4%	-3.0%	-0.8%
Denominator	324,062,368	323,814,281	327,084,762	328,659,686	332,111,557

Book value per common share	$89.88	$91.27	$90.81	$90.02	$90.38
Tangible book value per common share	$72.25	$72.84	$73.94	$72.61	$74.05
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$29,555	$29,702	$29,587	$30,017	$30,325
Operating income	897	788	745	827	891
Chubb integration expenses, net of tax	(7)	—	—	—	—
Adjusted net realized gains (losses), net of tax	(362)	154	(64)	(272)	(106)
Net unrealized gains (losses), net of tax	(255)	(672)	361	94	(290)
Repurchase of shares	—	(394)	(340)	(430)	(450)
Dividend declared on common shares	(218)	(217)	(222)	(223)	(223)
Cumulative translation, net of tax	(547)	132	(410)	(520)	(202)
Pension liability	3	(5)	10	9	5
Other (1)	61	67	35	85	67

	$29,127	$29,555	$29,702	$29,587	$30,017

(1)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 21

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted net realized gains (losses) is a non-GAAP financial measure that excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified to Adjusted losses and loss expenses (a non-GAAP financial measure). Adjusted losses and loss expenses include gains and losses on crop derivatives. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. A reconciliation of GAAP combined ratio to P&C combined ratio is provided on page 24.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which includes Adjusted losses and loss expenses. Insurance – North American Agriculture underwriting income includes gains (losses) on crop derivatives. Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Operating income or income excluding adjusted net realized gains (losses), net of tax, is a common performance measurement for insurance companies and a non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We also exclude Chubb integration expenses related to the planned acquisition due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all costs directly related to the integration activities of the planned Chubb acquisition. Operating income or income excluding adjusted net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as Net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions. A reconciliation of Consolidated Other income (expense) on a GAAP basis to Consolidated Other income (expense) - operating is provided on page 24.

P&C combined ratio excluding catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes adjusted losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life and Insurance – North American Agriculture segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the Insurance – North American Agriculture and Life segments because the results of these businesses do not always correlate with the results of our global P&C operations.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Operating return on equity (ROE) or ROE calculated using operating income is an annualized non-GAAP financial measure and is calculated as operating income divided by average shareholders’ equity, as adjusted, for the period. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses). The denominator excludes adjusted net realized gains (losses), before tax. We exclude adjusted net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 21. Tangible book value per common share excluding 2014 acquisitions is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets related to the acquisition of the Fireman’s Fund high net worth personal lines insurance business in the United States in order to adjust for the distortive effect of acquisitions. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2015 in order to adjust for the distortive effects of fluctuations in exchange rates.

Reconciliation Non-GAAP	Page 22

ACE Limited Non-GAAP Financial Measures - 2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

Operating income is a common performance measure for insurance companies and is presented throughout this report.

The following table presents the reconciliation of Net income to Operating income:

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Net income, as reported	$528	$942	$681	$555	$785	$2,151	$2,298	$2,853
Chubb integration expenses, net of tax	(7)	—	—	—	—	(7)	—	—
Adjusted net realized gains (losses)	(393)	128	(89)	(210)	(165)	(354)	(348)	(558)
Net realized gains (losses) related to unconsolidated entities (1)	25	33	26	49	55	84	142	191
Income tax expense (benefit) on adjusted net realized gains (losses)	(6)	7	1	111	(4)	2	(11)	100

Operating income	$897	$788	$745	$827	$891	$2,430	$2,493	$3,320

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the Operating income (loss) of each segment and Corporate:

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Insurance – North American P&C	$326	$395	$345	$372	$337	$1,066	$1,126	$1,498
Insurance – Overseas General	330	240	241	294	348	811	869	1,163
Global Reinsurance	190	145	128	127	145	463	435	562
Corporate	(62)	(74)	(70)	(87)	(68)	(206)	(209)	(296)

Global P&C (including Corporate)	784	706	644	706	762	2,134	2,221	2,927
Insurance – North American Agriculture	56	15	35	45	57	106	51	96

Consolidated Results (including Corporate) Excluding Life Segment	840	721	679	751	819	2,240	2,272	3,023
Life	57	67	66	76	72	190	221	297

Consolidated operating income	$897	$788	$745	$827	$891	$2,430	$2,493	$3,320

Operating ROE

The following table presents the reconciliation of ROE to Operating ROE:

			YTD	YTD	Full Year
	3Q-15	3Q-14	2015	2014	2014
Net income	$528	$785	$2,151	$2,298	$2,853
Operating income	$897	$891	$2,430	$2,493	$3,320
Equity - beginning of period, as reported	$29,555	$30,325	$29,587	$28,825	$28,825
Less: unrealized gains (losses) on investments, net of deferred tax	1,540	2,047	1,851	1,174	1,174

Equity - beginning of period, as adjusted	$28,015	$28,278	$27,736	$27,651	$27,651

Equity - end of period, as reported	$29,127	$30,017	$29,127	$30,017	$29,587
Less: unrealized gains (losses) on investments, net of deferred tax	1,285	1,757	1,285	1,757	1,851

Equity - end of period, as adjusted	$27,842	$28,260	$27,842	$28,260	$27,736

Average equity, as reported	$29,341	$30,171	$29,357	$29,421	$29,206
Average equity, as adjusted	$27,929	$28,269	$27,789	$27,956	$27,694
Operating ROE	12.9%	12.6%	11.7%	11.9%	12.0%
ROE	7.2%	10.4%	9.8%	10.4%	9.8%

Reconciliation Non-GAAP 2	Page 23

ACE Limited Non-GAAP Financial Measures - 3 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Tax expense, as reported	$134	$143	$120	$232	$176	$397	$402	$634
Tax expense (benefit) on Chubb integration expenses	(2)	—	—	—	—	(2)	—	—
Tax expense (benefit) on adjusted net realized gains (losses)	(6)	7	1	111	(4)	2	(11)	100

Tax expense, adjusted	$142	$136	$119	$121	$180	$397	$413	$534

Income before tax, as reported	$662	$1,085	$801	$787	$961	$2,548	$2,700	$3,487
Less: Chubb integration expenses	(9)	—	—	—	—	(9)	—	—
Less: adjusted realized gains (losses)	(393)	128	(89)	(210)	(165)	(354)	(348)	(558)
Less: realized gains (losses) related to unconsolidated entities	25	33	26	49	55	84	142	191

Operating income before tax	$1,039	$924	$864	$948	$1,071	$2,827	$2,906	$3,854

Effective tax rate	20.0%	13.2%	15.0%	29.5%	18.3%	15.5%	14.9%	18.2%
Adjustment for tax impact of Chubb integration expenses	-0.1%	—	—	—	—	0.0%	—	—
Adjustment for tax impact of adjusted net realized gains (losses)	-6.4%	1.5%	-1.3%	-16.8%	-1.4%	-1.5%	-0.7%	-4.3%

Operating effective tax rate	13.5%	14.7%	13.7%	12.7%	16.9%	14.0%	14.2%	13.9%

Other income (expense) - operating

The following table presents the reconciliation of Consolidated Other income (expense) on a GAAP basis to Consolidated Other income (expense) - operating. Other income (expense) – operating is a non-GAAP financial measure which excludes gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP and the portion of net realized gains and losses related to unconsolidated entities. Gains (losses) from fair value changes in separate account assets are reclassified from Other income (expense) for purposes of presenting Life underwriting income, as the offsetting movement in the separate account liabilities is included in Policy benefits. Net realized gains (losses) related to unconsolidated entities is excluded from operating income in order to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions.

Note: Effective Q3 2015, amortization of intangible assets (previously reported in Other income (expense) - operating) are now reported separately. Prior year amounts are reclassified to conform to the current year presentation.

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
Consolidated GAAP Other income (expense):
Consolidated excluding Life segment	$24	$14	$12	$47	$49	$50	$140	$187
Life segment	(36)	24	23	4	(3)	11	(1)	3

Consolidated	(12)	38	35	51	46	61	139	190
Less: Gains (losses) from fair value changes in separate account assets
Consolidated excluding Life segment	—	—	—	—	—	—	—	—
Life segment	(49)	6	11	(3)	(6)	(32)	5	2

Consolidated	(49)	6	11	(3)	(6)	(32)	5	2
Less: Net realized gains (losses) related to unconsolidated entities
Consolidated excluding Life segment	13	16	12	43	51	41	142	185
Life segment	12	17	14	6	4	43	—	6

Consolidated	25	33	26	49	55	84	142	191
Consolidated Other income (expense) - operating:
Consolidated excluding Life segment	11	(2)	—	4	(2)	9	(2)	2
Life segment	1	1	(2)	1	(1)	—	(6)	(5)

Consolidated	$12	$(1)	$(2)	$5	$(3)	$9	$(8)	$(3)

P&C combined ratio

The following table presents the reconciliation of GAAP combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

						YTD	YTD	Full Year
	3Q-15	2Q-15	1Q-15	4Q-14	3Q-14	2015	2014	2014
GAAP combined ratio	85.8%	87.6%	88.4%	88.5%	87.3%	87.2%	87.9%	88.1%
Impact of gains and losses on crop derivatives	0.1%	0.1%	0.0%	0.0%	-1.0%	0.0%	-0.4%	-0.4%

P&C combined ratio	85.9%	87.7%	88.4%	88.5%	86.3%	87.2%	87.5%	87.7%

Reconciliation Non-GAAP 3	Page 24

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate.

Operating return on equity (ROE) or ROE calculated using income excluding Chubb integration expenses, net of tax and adjusted net realized gains (losses), net of tax: Operating income or income excluding Chubb integration expenses and adjusted net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses) divided by income excluding adjusted net realized gains (losses) before tax.

Life underwriting income: Net premiums earned and net investment income less losses and loss expenses, policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Chubb integration expenses, net of tax: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the planned Chubb acquisition.

Glossary	Page 25